                                                                   EXHIBIT 10.34
                                    INDENTURE

              Made and executed on the 6th of August 2001, in Azor

WHEREAS THE UNDERSIGNED, ITURAN LOCATION AND CONTROL LTD. PRIVATE COMPANY NO.
52-004381-1 (HEREINAFTER - THE "PLEDGOR")

Has received and/or will be receiving, from time to time, from Bank Hapoalim Ltd
(hereinafter - the Bank), credit, documentary credit, various loans, overdrafts in a liquid account, in a current account or in another account, letters of indemnification and guarantees for the Pledgor or for others at the Pledgor's request, clearance of documents, granting of extensions and various banking easements and various other banking services (hereinafter, together and separately- Banking Services) under conditions that have been and/or will be agreed upon from time to time regarding each above-mentioned Banking Service;

WHEREAS ITURAN TECHNOLOGIES LTD., PRIVATE COMPANY NUMBER 51-281110-0
(HEREINAFTER: - THE GUARANTEED PARTY)

Has received and/or will receive, from time to time, from the Bank, Banking
Services with the Pledgor's guarantee; or may owe the Bank various amounts of money in any manner whatsoever other than in connection with the provision of the Banking Services;

It is therefore agreed that the Pledgor will insure the payment of the various amounts of money that the Pledgor and/or the Guaranteed Party owe and/or will owe to the Bank in connection with the provision of the Banking Services and/or in connection with other debts which are not Banking Services and/or otherwise, all in accordance with the following conditions:

NATURE OF THE INDENTURE

     1.   This Indenture is given to guarantee the full and exact payment of all of the amounts owed or which will be owed to the Bank by the Pledgor and/or by the Guaranteed Party in connection with the provision of the
          Banking Services to the Pledgor and/or to the Guaranteed Party and/or
          in connection with other obligations that are not Banking Services or in any other manner, whether they are owed by the Pledgor and/or by the Guaranteed Party alone and/or together with others, whether the
          Pledgor and/or the Guaranteed Party has undertaken such obligations and/or will undertake them in the future, either as a debtor and/or as a guarantor and/or as an endorser and/or otherwise, which are owed and/or which will be owed in the future, which are due to be paid prior to the realization of

          the securities to which this Indenture applies and/or afterward, which are owed definitively and/or conditionally, directly and/or indirectly: without any limitation as to amount, and along with all of the expenses and other payments that are owed or will be owed to the
          Bank by the Pledgor pursuant to and in connection with this Indenture
          (including as described in Sections 7 and 23 below). (All of the above-mentioned amounts, together and separately, will be referred to hereinafter as the "Secured Amounts").

PLEDGE AND FIXED LIEN

     2.   As security for the full and exact discharge of all of the Secured
          Amounts, the Pledgor hereby pledges in favor of the Bank and its replacements, through a fixed first degree lien and pledge, all of the assets and the income from the assets and their proceeds, as set out in the list attached hereto and marked "A" and which constitutes an integral part of this Indenture (hereinafter, together and separately:
          "the Pledged Assets").

     3.   The Pledged Assets will be referred to hereinafter as - "Pledged
          Property."

          The pledge and the lien that are created pursuant to this Indenture will apply to any right to compensation or indemnification which the
          Pledgor may have due to a loss of the Pledged Property, or due to its having been damaged or expropriated.

THE PLEDGOR'S DECLARATIONS

     4.   The Pledgor hereby declares as follows:

          a.   That the Pledged Property is neither pledged, under a lien nor attached in favor of others.

          b.   That the entirety of the Pledged Property is owned and held by the Pledgor exclusively or is held and/or controlled by the Bank;

          c.   That there is no limitation or condition by law or agreement that applies to the transfer of the Pledged Property or to its being pledged;

          d.   That the Pledgor is permitted to pledge the Pledged Property;

          e.   That no assignment of rights or any other activity that derogates from the value of the Pledged Property has taken place.

THE PLEDGOR'S UNDERTAKINGS

     5.   The Pledgor hereby undertakes as follows:

          a.   To maintain the Pledged Property in accordance with the Bank's instructions only;

          b.   To use and to treat the Pledged Property with great care and to notify the Bank of any flaw or defect that occurs in it, and to repair any flaw or defect in the Pledged Property for any reason whatsoever, and to be responsible to the Bank for any incident of such a flaw or defect;

          c.   Not to sell, transfer, lease, rent or deliver the Pledged
               Property or any part thereof, not to allow another to use it in any manner whatsoever and not to allow another to take any of the above-mentioned actions, without the Bank having given its advance written consent for such;

          d.   To notify the Bank of any incident in which a lien is placed on the Pledged Property, to notify the attaching party immediately of the lien in favor of the Bank and to immediately, at its own expense and without delay, take any measure needed in order to remove the lien;

          e.   Not to pledge or place a lien on the Pledged Property in any form or manner with rights that are equal, senior or junior to those of the Bank, and not to assign any right whatsoever that the
               Pledgor has in the Pledged Property without obtaining the Bank's advance written consent;

          f.   To be responsible to the Bank for any flaw in the Pledgor's property right in the Pledged Property;

          g.   To pay, in a timely fashion and in accordance with any relevant law, all of the taxes and obligatory payments imposed on the
               Pledged Property and/or on income derived from it, and to produce to the Bank, at its request, all receipts for said payments. If the Pledgor does not make such payments in a timely fashion, the
               Bank may pay them at the Pledgor's expense and charge the Pledgor with their payment along with expenses and interest at the maximum rate. Such payments will be secured by this Indenture;

          h.   That no structural change will take place with regard to the
               Pledgor and no change whatsoever will take place in the
               controlling interests in the Pledgor without the Bank's advance written consent;

          i.   That it will not initiate any proceedings for the Secured Amounts that could impact upon the Bank's ability to realize this
               Indenture.

     6.   The Pledgor hereby undertakes to notify the Bank immediately:

          a.   Of any incident of a claim of any right whatsoever against a security given in favor of the Bank to which this Indenture applies, and/or of any execution of judgment proceedings or other realization measures regarding such a security;

          b.   Of any of the acts mentioned in Section 10 below;

          c.   Of a reduction of the value of any security whatsoever which the
               Pledgor has given and/or which it will give;

          d.   Of any petition that is brought to liquidate the Pledgor's business or to have it be placed in receivership, and of any decision regarding a change in the Pledgor's structure or of any intention whatsoever of making such a change;

          e.   Of a change in address.

     INTEREST

     7.

          a.   The Bank may calculate interest on the Secured Amounts at the rate which is agreed and/or which will be agreed from time to time between the Bank and the Pledgor and/or the Guaranteed
               Party. In situations in which there is no agreement regarding the rate of interest, the Bank may fix the interest at a rate that will not exceed the maximum interest rate and notify the Pledgor and/or the Guaranteed Party of such. The Pledgor and/or the
               Guaranteed Party will be charged in accordance with such interest rate, and the Bank may add the interest amounts to the principal at the end of each month or at the end of any other period, as the Bank may determine.

          b.   In any event in which there is a delay in the payment of the
               Secured Amounts or of part of them, the Secured Amounts will bear arrears interest at the rate that has been agreed in the
               agreement for the provision of the Banking Services. If there is no determination regarding the arrears interest, the Secured
               Amounts will bear interest at the maximum rate.

          c.   In any event in which the Bank is granted the right to realize the securities given pursuant to this Indenture, the Bank may increase the interest rates on the Secured Amounts for a period beginning with the occurrence of such event and concluding on the date of the actual payment by the Pledgor, up to the maximum interest rate.

     TIMES FOR PAYMENT

     8.   The Pledgor hereby undertakes to pay to the Banks all of the Secured
          Amounts and any part of them, precisely and at the times for payment established and which will be established from time to time.

     9.

          a.   The Bank may refuse to accept an early payment of the Secured
               Amounts or any part of them before the time for their payment, and the Pledgor may not redeem the Pledged Property or a part thereof through the payment of the Secured Amounts and/or of any part of them unless otherwise agreed by the Pledgor and the Bank in the agreement for the provision of the Banking Services.

               Neither the Pledgor and/or the Guaranteed Party or anyone whose rights may be impacted upon by the giving of this Indenture will have any right pursuant to Section 13(B) of the Pledge Law,
               5727-1967 or to the provision of any law which replaces it.

          b.   Subject to the provisions of any relevant law, if the Bank agrees to an early payment against the account of the Secured Amounts
               (without it being obligated to do such), the Pledgor will pay the fee for early payment as shall be agreed by the Pledgor and the
               Bank.

     10.  Without derogating from the generality of the provisions of this
          Indenture, the Bank may, in any of the events listed below, make the
          Secured Amounts immediately payable and charge any of the Pledgor's accounts at the Bank with the above-mentioned amount, and the Pledgor undertakes to pay all of the Secured Amounts and the Bank may take any measures it sees fit to collect the Secured Amounts and to realize the securities in any manner legally permissible, at the Pledgor's expense:

          a.   If the Pledgor breaches or does not fulfill any condition
               whatsoever of this Indenture, of if the Pledgor and/or the
               Guaranteed Party breaches any other undertakings given by the
               Pledgor and/or the Guaranteed Party to the Bank and/or which they will give to the Bank and such non-fulfillment and/or breach is not repaired by the Pledgor within 14 days from the date of the receipt of notice of such from the Bank, and/or if it turns out that any of the declarations made by the Pledgor in this
               Indenture and/or any other declaration made and/or which will be made to the Bank by the Pledgor in connection with the Secured
               Amounts is incorrect or inexact;

          b.   If the Pledgor and/or the Guaranteed Party make a decision regarding a change in the Pledgor's structure and/or that of the
               Guaranteed Party or regarding any intention making such a change, whether the Pledgor and/or Guaranteed Party will be an absorbing company or a transferring company or as a company that is being split, or of decisions regarding voluntary liquidation or if an order of liquidation has been issued against it or if a temporary liquidator or special manager is appointed for either of them or if the name of the Pledgor and/or the Guaranteed Party is deleted from any register whatsoever which is maintained by law or if it is to be erased, and the decision, order or erasure set out above has not been cancelled within thirty days;

          c.   If an asset receiver is appointed or an order of receivership is issued with respect to the property of the Pledgor and/or of the
               Guaranteed Party or with respect to part of it, and such
               appointment or order is not cancelled within sixty days;

          d.   If an attachment is imposed or any similar execution of judgment measure is taken against part of the property of the Pledgor and/or the Guaranteed Party, for an amount in excess of NIS
               200,000, and/or against any of the securities given or which will be given by the Pledgor and/or the Guaranteed Party;

          e.   If it appears to the Bank, at its sole discretion, that there has been a change in control of the Pledgor and/or of the Guaranteed
               Party as opposed to the situation existing at the time of the signing of this Indenture;

          f.   If either the Pledgor and/or the Guaranteed Party have stopped paying off its debts and/or conducting its business;

          g.   If work and/or a significant part thereof has ceased at the
               Pledgor and/or at the Guaranteed Party for a period of two months or more;

          h.   If any event has taken place which could affect the Pledgor's and/or the Guaranteed Party's financial ability;

          i.   If the Pledgor and/or the Guaranteed Party has delayed the making of any payment whatsoever of the Secured Amounts by more than 14 days;

          j.   Cancelled

          k.   If, at the Bank's discretion and in its sole estimation, there has been a deterioration in the values of the Pledged Assets, or in the Pledgor's and/or the Guaranteed Party's ability to pay.

          l.   In the event of the liquidation of the Pledgor and/or of the
               Guaranteed Party.

          m.   If the Pledgor and/or the Guaranteed Party is asked to make early payment of debts which the Pledgor and/or the Guaranteed Party owes and/or will owe to other creditors, in amounts exceeding NIS
               200,000.

THE BANK'S RIGHTS

     11.

          a.   The Bank has the right of possession, retention, offset and lien on all amounts, properties and rights - including securities, coins, gold, banknotes, documents for merchandise, insurance policies, notes, assignments of debts, deposits, securities and the consideration therefore, which are held or controlled by the
               Bank at any time, in favor of the Pledgor or on its behalf, including those which have been delivered for collection,
               security, custodianship or in another manner. The Bank may retain the above-mentioned assets until the full discharge of the
               Secured Amounts, or sell them and use all or part of the
               consideration to discharge the Secured Amounts. In the event that the amounts to be set-off were deposited in a currency other than that in which the Secured Amounts are determined, the Pledgor hereby gives the Bank advance instructions to sell the balance of the right in the other currency at a rate to be determined by the
               Bank or which the Bank can obtain for it at that time, and to credit the consideration from the sale, after deducting the obligatory expenses and fees, against the Secured Amounts.

          b.   Without derogating from the Bank's right of retention as
               described in Section 11a above, the Bank may (but is not
               required) at any time:

               1.   Offset any of the Secured Amounts owed by the Pledgor
                    against amounts owed to the Pledgor by the Bank in any
                    account, either in Israeli or foreign currency, in any
                    manner or on any grounds whatsoever, even before the time
                    for the payment of the amounts owed by the Pledgor to the
                    Bank as stated, against which the offset will be carried
                    out, but in an offset carried out against deposits in a
                    savings plan, such deposits may not be offset prior to the date on which the Pledgor is permitted to request early
                    payment of the deposits.

               2.   Purchase, for the Pledgor's account, any amount in foreign currency that is required for the discharge of any of the
                    Secured Amounts or sell any foreign currency whatsoever
                    which the Bank holds in favor of the Pledgor and use the
                    consideration from the sale for the discharge of any of the
                    Secured Amounts.

               3.   To charge any account of the Pledgor's with any amount
                    whatsoever of the Secured Amounts. However, if the status of any such account does not allow it to be charged by the Bank for the purpose of the final payment of any amount
                    whatsoever, the Bank is permitted to not charge such
                    account, and if it does so, it may cancel any such charge
                    and treat any amount the charging of which was cancelled as an amount that was not paid against the account of the
                    Secured Amounts, and may accordingly carry out any action
                    which it sees fit, pursuant to this Indenture.

               4.   In any event, the Bank may carry out an offset without any prior notice. However, in the following cases, the Bank may carry out an offset with prior notice that shall be given to the Pledgor 10 (ten) days prior to the date on which the
                    set-off is carried out:

                    a.   If an offset is against amounts the payment of which is
                         not yet due.

                    b.   In the event of an offset against a regular fixed
                         deposit which, were it not for the offset, would have
                         been extended or renewed automatically, such that
                         rights or benefits would have derived to the Pledgor
                         therefrom.

                    c.   Notwithstanding the provisions of Section (4) above, if
                         the delay in carrying out the offset could damage the
                         Bank's situation or any of its rights whatsoever, the
                         offset will be carried out immediately.

          c.   The Pledgor hereby declares that it is aware that when the Bank uses its right of offset as described above prior to the payment due date of all or part of any of the Pledgor's deposits, the
               Pledgor's rights regarding or in connection with such deposit may be reduced (such as with regard to interest rates, linkage increments, currency exchange increments, rights to grants or loans, an exemption or reduction in income tax and withholding from source - if, pursuant to the terms of such deposit, the
               Pledgor had been given such rights.) The Pledgor

               will bear all costs and payments imposed at that time by the Bank for the purpose of executing such action.

          d.   Any purchase or sale as described in Section 11 b. 2 above will be carried out at the Bank's standard rate, out of the amounts in
               Israeli or foreign currency, whichever is relevant, that the Bank holds in favor of the Pledgor, or which it receives from the realization of any securities whatsoever that have been given or which will be given to the Bank by the Pledgor.

          The term "the Bank's standard rate" shall mean, with regard to any purchase of foreign currency for the Pledgor's account, the highest rate for transfers and checks that the Bank would at that time use for the sale to its customers of the relevant foreign currency, with the addition of the exchange fee and any tax, charge, obligatory payment or other payments, etc., and with regard to any sale of a foreign currency from the Pledgor's account, the lowest rate for transfers and checks that the Bank would at that time use for the purchase from its customers the relevant foreign currency in exchange for Israeli currency, after deduction of the exchange fee and any tax, charge, obligatory payment or other payments, etc.

     12.  The Bank may, at any time, charge any account of the Pledgor for any amount owed or which will be owed by the Pledgor in any manner whatsoever, and credit any amount which is received from the Pledgor or on its behalf to whichever account it sees fit, and transfer any amount which is available to the benefit of the Pledgor to any account which the Bank sees fit.

     13.  The Pledgor confirms that it will trust the Bank's records and its accounts, and that they will be considered to be accurate and will serve as prima facie evidence of all of the specifics therein -
          regarding, inter alia, the calculation of the Secured Amounts; the details of the notes, guarantees and other securities; and any other matter relating to this Indenture.

     14.  Without derogating from the other provisions of this Indenture, any waiver, extension, easement, estoppel, or refraining from the taking of action (hereinafter: "a waiver") which is done or given by the Bank regarding a non-fulfillment or a partial fulfillment or an improper fulfillment of any of the Pledgor's undertakings pursuant to this
          Indenture, will not be deemed to be a waiver on the part of the Bank of any right whatsoever, unless it is by agreement which is limited to the particular circumstance in which it is given.

     15.

          a.   In each one of the incidents described in Section 10 above, the
               Bank may use any measures it sees fit in order to collect the
               Secured Amounts and to realize any of its rights pursuant to this
               Indenture, including the realization of the Pledged Property in whole or in part, and it may use the compensation received for such realization for the discharge of the Secured Amounts, without the Bank being obligated to first realize any guarantees or other securities, if the Bank has any such guarantees or other securities;

          b.   In the event that the Bank chooses to realize the Pledged
               Property, a notice given three days in advance regarding the steps which the Bank intends to take will be considered to be notice given within a reasonable time for the purpose of Article
               19(b) of the Pledge Law, 5727-1967, or for the purpose of the provisions of any law which replaces it;

          c.   The Bank may - as the representative of the Pledgor, and for the purpose of this section the Pledgor irrevocably appoints the Bank as its representative - sell the Pledged Property and any part thereof through an auction or other sale, either by itself or through others, for cash or installment payments or otherwise, for a price and terms that shall be determined at the Bank's absolute discretion, and the Bank may also - by itself or through the court or through the Execution of Judgment Office, realize the Pledged Property or any other property, including - inter alia - through the appointment of an asset receiver or a managing asset receiver on behalf of the Bank, whose powers shall include, inter alia, permission to:

                    1.   Take the Pledged Property or a part thereof into his
                         possession.

                    2.   Manage the Pledgor's business or take part in its
                         management, as he sees fit.

                    3.   Sell or agree to the sale of the Pledged Property in
                         whole or in part, or transfer it or agree to its
                         transfer in any other manner, pursuant to terms that it
                         sees fit.

                    4.   Make any other arrangement regarding the Pledged
                         Property or any part thereof, as it sees fit.

          d.   All income received by the Receiver or the Receiver and the
               Manager from the Pledged Property, as well as any remuneration received by the Bank and/or by the Receiver or the Receiver and
               the Manager from the sale of the Pledged Property, or any part thereof, shall be credited in the following order:

                    1.   For removal of all expenses that have been and shall be
                         incurred relating to the collection of the Secured

                         Amounts, including the expenses of the Receiver or the
                         Receiver and the Manager and his fee in such amount as
                         shall be determined by the Bank or approved by the
                         Court or the Executor's Office.

                    2.   For removal of Secured Amounts that shall reach the
                         Bank pursuant to the conditions of linkage, interest,
                         damages, commissions and expenses that are or shall be
                         due to the Bank in accordance with this Indenture.

                    3.   For removal of the Secured Amounts Fund.

     Or in any other order of crediting as shall be determined by the Bank.

     16.  In the event that, at the time of selling the Pledged Property, the date of payment for any or all of the Secured Amounts shall not yet have arrived, or the Secured Amounts or any thereof shall reach the
          Bank only conditionally, the Bank shall be entitled to collect from the sale such amount as is sufficient to cover the Secured Amounts, and the amount collected and not yet credited for removal of the said amounts in Section 15.D. above shall be Pledged to the Bank to ensure the Secured Amounts and shall be held by the Bank pending their removal.

NATURE OF THE SECURITIES

     17.  The securities that have been and/or shall be given to the Bank in accordance with this Indenture have a permanent character and shall remain valid until such point as the Bank shall confirm in writing that this Indenture is invalid.

     18.  If other securities or guarantees have been or shall be given to the
          Bank for the repayment of the Secured Amounts, all securities and guarantees shall be mutually independent.

     19.  If the Bank compromises or grants an extension or relief to the
          Pledgor and/or the Guaranteed Party, amends any of the undertakings of the Mortgager and/or the Guaranteed Party regarding the Secured
          Amounts, or releases or waives other securities or guarantees - these shall not change the nature of the securities to which this Indenture applies, and all the securities and undertakings of the Pledgor to which this Indenture applies shall remain fully valid.

     20.  The Bank is entitled to deposit the securities that have been or shall be delivered in accordance with this Indenture, or part thereof, with a guardian who shall be chosen by the Bank at its discretion, at the
          Pledgor's expense, and to replace this guardian from time to time; the
          Bank shall further be entitled to register any or all of the above-mentioned securities with any empowered authority in accordance with any law and/or with any public registry.

                                       10

RIGHT OF TRANSFER

     21.  The Bank is entitled at any time, at its discretion, and after providing written notice thereof to the Pledgor, and without requiring the consent of the Pledgor, to transfer, in full or in part, this
          Indenture and the rights in accordance therewith, including the securities, to a company from the Bank's group, and any recipient of the transfer shall also be entitled to transfer the above-mentioned rights to a company as stated, without requiring additional consent from the Mortgager. The transfer may be effected by endorsement in the margins or on the face of this Indenture, or by any other means as the
          Bank or the recipient of the transfer shall see fit.

NOTICE OF RESERVATION

     22.  The Pledgor undertakes to inform the Bank in writing of any reservation or objection it may have, if any, relating to any account, summary of account, authorization or notification of any kind it shall receive from the Bank, including the receipt of information by means of the automated information station. If the Mortgager does not express its reservation or objection within 21 days from the date of dispatch of the above-mentioned account, summary of account, authorization or notification, the Bank shall be entitled to consider this tantamount to confirmation of the veracity thereof.

EXPENSES

     23.  All expenses in relation to this Indenture (as detailed in the Bank's tariffs, as these shall apply from time to time), including the commission for the preparation of documents on account of credit and securities, stamp duty and registration of documents, expenses for the realization of the securities and the execution of collection procedures (including the Bank's attorneys' fees), insurance, security, maintenance and repair of the Pledged Property - shall be paid by the Pledgor to the Bank in accordance with its first request
          (unless these were actually paid by the Guaranteed Party, in the event that this Indenture is made to secure the liability of the Guaranteed
          Party), with the addition of maximum-rate interest from the date of request through full removal. Pending the removal thereof, all above-mentioned expenses, with the addition of interest, are secured by this Indenture. The Bank shall be entitled to debit the Pledgor
          Mortgager for the above-mentioned expenses and the interest thereon.

INTERPRETATIONS

     24.  In this Indenture - (A) The singular includes the plural, and vice versa; (B) The masculine includes the feminine, and vice versa; (C)
          "The Bank" means Bank Hapoalim Ltd., and any of the Bank's branches as existing on the date of this Indenture and/or as shall open in any place in the future, its transferees and alternates, and those acting with the Bank's authority; (D) "Maximum-rate interest" means: interest in the maximum rate customary in the Bank at that time, and from time to time, regarding deviations and

                                       11

          arrears in debit accounts or in checking accounts, according to the higher of the two; (E) "Structural Change" means, regarding the
          Pledgor, merger or division (as these terms are defined in Section E2 of the Income Tax Ordinance or any legal provision coming in place thereof), and the transfer of assets in return for stocks, all whether as in accordance with the above-mentioned Section E2 or otherwise; (F)
          The headings of the sections are intended to serve solely as reference, and are not to be used in interpreting this Indenture; (G)
          The preamble to this Indenture constitutes an integral part thereof.

NOTICES AND WARNINGS

     25.  Any notice sent by the Bank by mail to the Pledgor in a registered or ordinary letter in accordance with the address stated above, or in accordance with the address of the Pledgor's registered office, or in accordance with another address as the Pledgor shall inform the Bank in writing, shall be considered as a legal notice received by the
          Pledgor within 72 hours from the time of dispatch of the letter including the notice. A written declaration by the Bank shall serve as evidence of the time of dispatch of the notice. Any notice granted to the Pledgor by any other means shall be considered to have been received at the time of its issue or the time of its publication.

SUBSTANTIVE LAW AND PLACE OF JURISDICTION

     26.  a. This Indenture shall be interpreted in accordance with the laws of the State of Israel.

          b. The sole place of jurisdiction for the purpose of this Indenture is established as the relevant court in Tel Aviv - Jaffa.

WITNESSED BY THE PLEDGOR'S SIGNATURE:

      [Signature and Stamp]
--------------------------------
ITURAN LOCATION AND CONTROL LTD.

                                       12

                                  APPENDIX "A"

BANK HAPOALIM LTD.

LIST OF PLEDGED ASSETS

BY: Ituran Location and Control Ltd.

TO THE ORDER OF BANK HAPOALIM LTD.

-------------------------------------------------------------------------------
Serial No.   Description
-------------------------------------------------------------------------------
1.          1,237,800 ordinary shares bearing the nominal value of NIS 1 each of the company Tadiran Telemetrics Ltd. (Hereinafter: the "Company")
-------------------------------------------------------------------------------
2.          All dividends that shall be paid and/or payable in respect of or according to all of said shares at any time whatsoever, from the date this deed of pledge is signed and thereafter.
-------------------------------------------------------------------------------
3.          All shares and stock (including all dividends that shall be paid and/or payable thereof or thereby)(Hereinafter: the "Other Shares")
            and all rights and the monies and the property that shall accrue or be issued in respect of said shares and/or in respect of and/or according to them, as bonuses, benefits, preferential rights, or otherwise.
-------------------------------------------------------------------------------
4.          All rights in the Company and with regard to it, that the law and/or the memorandum and/or the articles of the Company vest and shall vest with the Pledgor, in lieu of and in respect of said Shares and/or the Other Shares.
-------------------------------------------------------------------------------

                                       13

                                                                    Date: 8/6/01
Dear Sir or Madam,

Bank Hapoalim Ltd.

We wish to inform you hereby, that at the meeting of the Board of Directors of the company Ituran Location and Control Ltd. (Hereinafter: the "Company"), which was held in AZOR on 8/6/01 it was resolved as follows:

     1.   That the Company shall sign a deed of pledge of shares, formulated as attached, to pledge 1,237,800 ordinary shares bearing the nominal value of NIS 1 each of the company Tadiran Telematics Ltd.
          (Hereinafter: the "Shares") in favor of Bank Hapoalim Ltd., this being to guarantee all the debts and obligations of the Company and/or of the company Tadiran Telematics Ltd., to Bank Hapoalim Ltd. in any
          manner whatsoever and without limit on the total sum thereof.

     2.   We are aware and we agree that the Shares shall be deposited at the company Poalim Trusteeship Services Ltd..

     3.   To empower the Messrs. IZZY SHARETZKY AND KAMAR ELI to sign said deed of pledge, as well as all other documents necessary in your opinion in order to carry out the aforementioned, in the name of the Company,

     4.   To notify Bank Hapoalim Ltd. of the aforementioned resolutions.

     We certify that the aforementioned resolutions have been adopted in accordance with the memorandum and the articles of the Company, and have been registered in the protocol register of the Company.

                                            Respectfully yours,

                                                   [signed]
                                        -------------------------------
                                        Chair of the Board of Directors

                                       14

     I, the undersigned, EYAL SHARETZKY, attorney of the aforementioned Company, do certify hereby, that the foregoing is a faithful copy of the original protocol, which was registered in the protocol register of the Company, that the meeting of the Board of Directors of the Company was duly convened and that the aforementioned resolutions were duly adopted, according to the articles of the Company. In addition, I do certify that the combination of signatures set out in the aforementioned resolution [sic. -trans.] shall bind the Company.

                                                EYAL SHARETZKY, ATTORNEY-AT-LAW
                                                [signature & stamp]
                                                -----------------------------
                                                Attorney

                                       15

                                A G R E E M E N T

                MADE AND EXECUTED IN TEL AVIV ON AUGUST 6TH, 2001

B E T W E E N:       ITURAN LOCATION AND CONTROL LTD.
                     (Hereinafter to be termed - the "PLEDGOR")
                                                                THE FIRST PARTY;

AND BETWEEN:         BANK HAPOALIM LTD.
                     (Hereinafter -  the "BANK")
                                                               THE SECOND PARTY;

AND BETWEEN:         POALIM TRUSTEESHIP SERVICES LTD.
                     (HEREINAFTER -  THE "TRUST COMPANY")
                                                                THE THIRD PARTY;

W H E R E A S:          The Pledgor has received and/or will receive credit
                        and/or loans and/or will guarantee the payment of the
                        debts of the company Ituran Location and Control Ltd.
                        (Hereinafter, jointly and/or severally: the "CREDIT");

A N D   W H E R E A S:  The Pledgor declares that it is the owner and possessor of 1,237,600 ordinary shares, bearing the nominal value
                        of NIS 1 each of the company Tadiran Telemetrics Ltd.
                        (Hereinafter: the "COMPANY")( Hereinafter: the
                        "SHARES");

A N D   W H E R E A S:  In order to guarantee the Credit, the Pledgor has pledged and/or will pledge the Shares by a fixed charge
                        without limitation by sum, to the Bank and has signed
                        and/or will sign any Indenture including all of the
                        schedules thereof (Hereinafter: the "INDENTURE");

A N D   W H E R E A S:  The Trust Company has agreed to accept the Shares into its possession, and act on behalf of the Bank and the
                        Pledgor, as set out in this Agreement;

IT IS THEREFORE AGREED AND PROVIDED AS FOLLOWS:-

     1.   The Preamble to this Contract constitutes an inseparable part thereof.

     2.   With the assent of the Parties, the Pledgor hereby transfers the certificate of the Shares to the possession of the Trust Company and deposits it therein, as trustee for the purpose of protecting the rights of the Bank pursuant to the Indenture.

                                       16

     3.   The Shares and the benefits in respect of the Shares shall be available for the use, to the credit and to the order of the Bank.

          In this Agreement the term "BENEFITS" shall have the following meaning: All proceeds and rights stemming from the Shares, including the collection of dividends and of benefit shares or acquisition of new shares, should rights be allotted.

     4.   Should the Bank apply to the Trust Company and declare that the
          Pledgor had not met one or more of its obligations vis-a-vis the Bank, then either the Trust Company shall register the Shares [and the]
          Benefits to the Bank, in whole or in part, or to whoever the Bank shall request, or the Trust Company shall sell the Shares and the
          Benefits, in whole or in part, at a price and on reasonable terms according to the market at that time, and shall transfer the proceeds to the Bank in order to repay the Credit, all as the Bank shall order.
          The Trust Company shall be free of any responsibility to check the appropriateness of the request of the Bank.

     5.   So long as the Credit has not been repaid and/or so long as any debts or obligations of the Pledgor vis-a-vis the Bank, in respect of the
          Credit, remain, the Pledgor and the Trust Company shall not be entitled to change or to void the terms of this document unless the consent of the Bank shall be obtained thereof.

     6.   Once the Bank shall notify the Trust Company, in writing, that the
          Credit has been fully paid up, or that it has no interest in the
          Shares, the Trust Company shall be allowed to return the Shares to the
          Pledgor.

     7.   Subject to any confirmation given by the Bank to the Trust Company, monies, benefit shares or any other right that may reach the possession of the Trust Company as holder of the Shares, shall be transferred by it to the Bank, and shall be charged by it on account of paying off the interest on the Credit.

     8.   The Bank and the Trust Company shall not be held responsible in any manner or form vis-a-vis the Pledgor for any action or inaction of theirs or of either of them concerning the Shares and/or the rights stemming from and/or connected to them, and/or a change in the value therein for any reason whatsoever.

     9.   Any tax applicable to the Shares as well as fees and expenses that may result from the custody and care thereof, and the trusteeship fee of
          NIS 5,000 (FIVE THOUSAND New Israeli Shekels) per year or any part thereof (Hereinafter: the "Trust Company Fee") shall be paid by the
          Pledgor. The Trust Company Fee shall be linked to the Consumer Price
          Index. The linkage shall be calculated based on the Index published in the month 7/15/01.

                                       17

          The Trust Company Fee is an annual fee. The Trust Company Fee shall be paid by the Pledgor each year in advance. To avoid doubt, it is stated
          that the Trust Company Fee is separate from the costs of the Bank, should there be any, the Bank and/or the Trust Company shall be entitled to debit the account of the Pledgor and/or account 641/507860 at the Bank to pay off the costs and the fees set out in this section above.

     10.  This Agreement shall neither derogate from, nor void, nor change the rights of the Bank pursuant to the documents and/or the other guarantees signed by the Pledgor and/or given by it in favor of the
          Bank, and these shall remain fully valid until final payment of all the Credit to the Bank.

     11.  Any notice that shall be sent by the Bank to the Pledgor by registered or regular mail according to the address specified in the preamble to this Agreement and/or any other address provided by the Pledgor or which shall be provided by it to the Bank in writing, shall be considered a lawful notice received by the Pledgor 48 hours after the time the letter containing said notice was sent.

                       IN WITNESS WHEREOF, we have signed:

       [SIGNATURE AND STAMP]
         ---------------------------------    ------------------------------
          ITURAN LOCATION AND CONTROL LTD.          BANK HAPOALIM LTD.

                     ---------------------------------------
                        POALIM TRUSTEESHIP SERVICES LTD.

I HEREBY GIVE AN IRREVOCABLE ORDER TO DEBIT MY ACCOUNT AT BANK HAPOALIM LTD.,
YITZHAK SADEH BRANCH, NO. 641/507860 IN RESPECT OF THE TAXES, THE FEES AND THE
EXPENSES SET OUT IN SECTION 9 ABOVE.

                                           [SIGNATURE AND STAMP]
                                      --------------------------------
                                      ITURAN LOCATION AND CONTROL LTD.

                                       18

                                                            Date
Dear Sir or Madam,

Bank Hapoalim Ltd.

    RE: 1,237,800 ORDINARY SHARES BEARING THE NOMINAL VALUE OF NIS 1 EACH OF
       THE COMPANY TADIRAN TELEMETRICS LTD., OWNED BY ITURAN LOCATION AND
                              CONTROL LTD. (ITURAN)

Acting as the attorney of the company Tadiran Telemetrics Ltd., and at your request, I hereby certify the following to you:

     1.   The 1,237,800 shares under discussion are owned by Ituran, duly issued from capital duly registered, and their value has been paid up to the
          Company in full.

     2.   The pledged Shares and rights, have not been otherwise mortgaged, assigned, attached or pledged in any manner whatsoever to any third party whatsoever, they are owned by the Pledgor exclusively, whereas no third party whatsoever has any right whatsoever therein.

     3.   Subject to the articles of the Company, no limitation whatsoever under law applies to the transfer of the pledged Shares and rights.

                                            Respectfully yours,

                                               EYAL SHARETZKY, ATTORNEY-AT-LAW
                                                      [signature & stamp]
                                               --------------------------------
                                                           Attorney

                                       19

                                                              Date
Dear Sir or Madam,

Tadiran Telematics Ltd.

     1.   We wish to inform you that we have pledged and assigned by pledging all of the monies to which we are or may be entitled from you as a dividend, should you distribute dividends to your shareholders, to
          Bank Hapoalim Ltd., Branch 641, the address being NAHALAT YITZHAK ST.
          TEL AVIV (Hereinafter: "Bank Hapoalim"), according to the Assignment of Obligations Law, 5729 - 1969.

     2.   Accordingly, you must pay all of the aforementioned monies to Bank
          Hapoalim, and we hereby give you an irrevocable order to transfer all of the aforementioned monies to Bank Hapoalim alone.

     3.   Payment shall be carried out by crediting account number 507860 at the aforementioned branch, so long as Bank Hapoalim has not given you other instructions. In such a case you shall act according to the instructions of Bank Hapoalim.

                                               Respectfully yours,

                                               ITURAN LOCATION AND CONTROL LTD.
                                                     [signature & stamp]
                                               --------------------------------
                                               Ituran Location and Control Ltd.

Dear Sir or Madam,

Bank Hapoalim Ltd.
Branch
       -----------------------

We confirm receipt of the aforementioned notice and we shall act as instructed therein.

                                                 Edi Kafry  [name & signature]
Date
     -------------                              -------------------------------
                                                     Tadiran Telematics Ltd.

                                       20

Ministry of Justice
Registrar of Companies
POB 28178
Jerusalem 91281
                       PARTICULARS OF MORTGAGES AND LIENS
             (Section 178 of the Companies Ordinance (New Version), 5743 - 1983)

--------------------------------------------------------------------------------
NAME OF THE BORROWER COMPANY            COMPANY NO.                     CODE
--------------------------------------------------------------------------------
ITURAN LOCATION AND CONTROL LTD.              SERIAL NO.  CONTROL       81
                                                          NUMERAL
--------------------------------------------------------------------------------
                                       52     004381      1
--------------------------------------------------------------------------------
THE GUARANTEED      THE GUARANTEED    CURRENCY     CURRENCY TYPE    DATE CREATED
SUM IN WORDS        SUM               CODE

NOT LIMITED BY      NIS  | AG.|
SUM
--------------------------------------------------------------------------------
CODE                             DESCRIPTION OF DOCUMENT        STAMP TAX
--------------------------------------------------------------------------------
                                 INDENTURE
--------------------------------------------------------------------------------
PARTICULARS OF CREDITORS

--------------------------------------------------------------------------------
IDENTITY NO.                     PARTICULARS OF CREDITOR        SUM OF LOAN
52-000011-8                      BANK HAPOALIM LTD.
--------------------------------------------------------------------------------
PARTICULARS OF THE PLEDGED ASSETS

1,237,800 ordinary shares bearing the nominal value of NIS 1 each of the company
Tadiran Telemetrics Ltd., including all rights of any type and sort whatsoever, to which the Pledgor may be entitled in respect of these shares.

SPECIAL TERMS
--------------------------------------------------------------------------------
SHOULD A LIMITATION ON         YES        DATE OF RESOLUTION       DATE OF ISSUE
CREATING AN ADDITIONAL                                             OF SERIES
PLEDGE EXIST, SPECIFY "Y"
--------------------------------------------------------------------------------
ON REGISTERING A NOTE AS SPECIFIED IN REGULATION 12(B) OF THE COMPANIES
REGULATIONS (REPORTING, PARTICULARS OF REGISTRATION AND FORMS), 5760- 1999
                                       NO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE REGARDING THE PROHIBITION OR LIMITATION ON CREATING OTHER PLEDGES AND
SPECIAL TERMS

THE PLEDGING COMPANY HAS UNDERTAKEN TO REFRAIN FROM TRANSFERRING
AND/OR PLEDGING THE PLEDGED PROPERTY AND ASSETS OR ANY PART THEREIN TO OTHERS
WITHOUT THE CONSENT OF THE PLEDGED PARTY.
--------------------------------------------------------------------------------

                                       21

I HEREBY DECLARE THAT THE DETAILS SET OUT IN THIS FORM ARE TRUE AND COMPLETE AND
THAT I AM AN OFFICE HOLDER OF THE COMPANY AS SPECIFIED IN SECTION 39 OF THE LAW.

Sharetzky Izzy        0749544       Chairperson of the Board  8/6/01   [signed]
                                              and CEO
----------------   ---------------  -------------------       ------   ---------
NAME OF SIGNATORY  IDENTITY NUMBER  POSITION AT COMPANY        DATE    SIGNATURE